General	6 Months Ended
Jun. 30, 2025
General [Abstract]
GENERAL

NOTE 1 - GENERAL:

Background

Alarum Technologies Ltd. (Nasdaq, TASE: ALAR) (“Alarum”, and collectively referred to with its wholly-owned subsidiaries as the “Company”) is a global Software as a Service (“SaaS”) provider operating primarily in the web data collection market through its wholly-owned subsidiary, NetNut Ltd. (“NetNut”).

The Company primarily offers Internet Protocol Proxy Network solutions (“IPPN solutions”) that enable customers to collect data anonymously at any scale from any public sources over the web, as well as data collection solutions (“Data Collection solutions”) that include tools that allow customers to collect real-time structured data from global search engines as well as to collect public web data from websites that have implemented anti-bot technologies and more.

War in Israel

Since October 7, 2023, Israel has been in a state of war on multiple fronts involving the Gaza Strip and other countries and regions in the Middle East, including most recently the Islamic Republic of Iran. To date, the situation remains ongoing. During the six months ended June 30, 2025, there was no material adverse impact on Company’s operations and financial condition due to this war. However, since these are events beyond the Company’s control, their continuation or cessation may affect the Company’s expectations. The Company continues to monitor political and military developments closely and examine the consequences for its operations and assets. For further information, see Note 1 to the Company’s annual financial statements for the year ended December 31, 2024.